                                                                   EXHIBIT 10.20


               SOFTWARE LICENSE AND CONSULTING SERVICES AGREEMENT

This Software License and Consulting Services Agreement (the "Agreement") is entered by and between InterPacket Networks, Inc., a Delaware corporation with offices at 1901 Main Street, Second Floor, Santa Monica, California 90405 ("IPN"), and RealNetworks, Inc., a Washington corporation with offices at 2601 Elliott Avenue, Suite 1000, Seattle, Washington 98121 ("RN"). The Effective Date of this Agreement is March 20, 2000.

1.   DEFINITIONS

     "Deliverables" means the Software and other work product resulting from the Services as specified in the Statement of Work.

     "Services" means the consulting and development of Deliverables and Software, to be provided by RN hereunder, as more fully described in the Statement of Work.

     "Software" means the [***] as specified in the Statement of Work.

     "Statement of Work" means the Statement of Work for RealNetworks Professional Services, attached to this Agreement as Attachment A.

     "Streaming Media System" means the IPN system that enables live and on-demand streaming media delivery over the InterPacket network infrastructureas specified in the Statement of Work.

2.   PROFESSIONAL SERVICES

     2.1 SERVICES. RN shall provide the Services set forth in the Statement of Work and shall deliver to IPN, subject to the license provisions of
          Section 4 herein, the Deliverables according to the schedule set forth in the Statement of Work. All right, title and interest in and to the Deliverables is owned by, and shall remain with, RN.

     2.2 COOPERATION. IPN acknowledges that its timely provision of and RN's unimpeded reasonable access to equipment, assistance, cooperation, complete and accurate information and data from IPN officers, agents, and employees, and suitably configured computer products as specified in the Statement of Work are essential to performance of any Services within the timeframe set forth in this Agreement and in the Statement of Work, and that RN shall not be liable for any deficiency in performing Services if such deficiency results from IPN's failure to provide reasonable access, assistance and cooperation. With respect to the performance of Services, IPN will not direct or supervise RN's employees at IPN's premises with respect to said individuals' tasks or responsibilities without RN's express written consent provided that such individuals will conduct themselves in a professional workman like manner.

     2.3 ACCEPTANCE. Acceptance of Deliverables shall be pursuant to the applicable Acceptance Criteria specified in the Statement of Work. In the event IPN fails to notify RN of any difficulties or problems with the Deliverables within 30 days after delivery to IPN, IPN shall be deemed to have accepted the Deliverables. Prior to acceptance of such Deliverables, RN shall have the right to repair or replace the Deliverables at its discretion. Upon acceptance of such Deliverables, except with respect to the warranty set forth in Section 10, RN shall be under no obligation to repair or replace such Deliverables.

3.   REAL BROADCAST NETWORK REFERRALS

During the Term, IPN shall participate in a referral program with Real Broadcast Network ("RBN") referral program as specified in Attachment C.

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4.   SOFTWARE

     4.1 SOFTWARE LICENSE. In consideration of the fees specified in the Statement of Work, RN hereby grants to IPN [***] license to [***] copies of the Software solely for use [***] as specified in Attachment A. IPN shall receive licenses to [***] copies of the Software upon completion of the Custom RealProxy Cache Beta Code Release as specified in the Statement of Work, and an additional
          [***] Software licenses upon completion of the project as specified in the Statement of Work.

          IPN may not modify, enhance, reverse engineer, decompile, dissemble or make derivative works of the Software or Deliverables. IPN may not copy (except for archive purposes), license, sublicense, transfer, or in any way distribute to third parties the Software or Deliverables. IPN may not use the Software as part of hosting any content owned by IPN or originating from servers owned, leased or otherwise operated by IPN, unless IPN receives a hosting license from RN.

     4.2 ADDITIONAL SOFTWARE LICENSES. For 1 year after the Effective Date, IPN may license additional copies of the Software for the fees specified in Attachment B. All such additional copies shall be licensed to IPN pursuant to the terms of this Agreement. Such additional copies shall be promptly provided by RN to IPN contemporaneous with the payment of the applicable fees.

     4.3 DIFFERENT PLATFORMS. In the event IPN wishes to transfer its existing Software licenses acquired herein to another operating system platform, such transfer will be without additional charge for such existing licenses, provided that (i) IPN agrees to pay RN for all porting, developing and other related fees which may be necessary to port the Software to such desired operating system platform; and (ii) applicable license fees shall still apply to additional Software licenses which IPN may acquire from RN.

5.   FEES AND PAYMENT

     5.1 PAYMENTS. IPN will pay RN according to the Payment Schedule set forth in the Statement of Work. By executing this Agreement, IPN confirms the budget for the work, and the charges and purchases set forth in the Statement of Work. If IPN wishes to enlarge the scope of the Services or implement additional features or subtasks, the parties shall agree upon the costs therefor in advance in writing.

     5.2 EXPENSES. IPN will reimburse RN for reasonable incidental expenses and disbursements incurred by RN related to supplies, media (disks and CD-ROM costs), travel and related lodging and meals, shipping, telephone charges, and any other reasonable expenses incurred in the performance of the Services. RN shall bear sole responsibility for expenses incurred to acquire the necessary tools to perform the Services. As of the Effective Date, RN anticipates that the costs as stated in the SOW shall not change. If RN needs to procure any third party computer software, hardware, other office supplies or any other subcontracted services or products to implement, perform, or install items set forth in Attachment A for which IPN will be charged an additional fee, and the cost of which will exceed $1000, RN will notify IPN in advance, and obtain approval for the amount of the purchase plus any applicable sales tax.

     5.3 BILLING. RN will invoice IPN for reasonable expenses and any third party purchases on a monthly basis. The invoice will include a report itemizing the reasonable expenses and third party purchases. IPN shall pay all invoices within 30 days of receipt, and shall not make any deductions thereto.

     5.4 TAXES. The charges do not include taxes or duties. If RN is required to pay or collect any local, value added goods and services, or any other similar taxes or duties based on Services provided under this Agreement, then such taxes and/or duties shall be billed to and paid by IPN. This shall not apply to taxes based on RN's income

6. CHANGE REQUESTS. IPN's request for any change in Services must be in writing; this requirement pertains to all such requests including but not limited to requests for changes in project plans, scope, specifications, schedule, designs,

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     or requirements. RN shall not be obligated to perform tasks described in IPN's request until the parties agree in writing to the proposed change.

7. NON-SOLICITATION. Neither party will enter into any separate agreements, written or oral, with current or former employees or staff of the other party without such party's express written consent during the term of this Agreement and for one (1) year from RN's completion of work performed for IPN by RN under this or other agreements.

8.   TERM; TERMINATION

     8.1 TERM. This Agreement shall commence as of the Effective Date and shall remain in effect for one year thereafter, or until terminated earlier in accordance with this Section 8.

     8.2 TERMINATION BY RN. Failure of IPN to make payments to RN in accordance with this Agreement shall be considered substantial nonperformance and cause for termination. If IPN fails to make payments when due, RN may, upon 15 days' written notice to IPN, suspend performance under this Agreement. Unless RN receives payment in full within seven days of the date of the notice, the suspension shall take effect without further notice. In the event of a suspension of services in accordance with this Section 8.2, RN shall have no liability to IPN for delay or damage caused IPN because of such suspension of services.

     8.3 TERMINATION BY IPN. IPN shall have the right at any time to terminate this Agreement on twenty-one (21) days' written notice. In the event of such termination, and provided termination is not as a result of RN's unremedied breach of this Agreement, IPN shall pay RN then accrued payments due under the Statement of Work, plus the pro-rated portion of the next payment, if any, due with respect to items being worked on up to the time of termination, plus reimbursable expenses. Should IPN wish to delete specific subtasks, IPN will notify RN immediately in writing.

     8.4 TERMINATION FOR BREACH. Either party may terminate this Agreement upon seven (7) days' written notice to the other party in the event the other party materially breaches this Agreement and fails to cure such breach within fifteen (15) days' written notice from the non-breaching party.

9.   OTHER SOFTWARE

     9.1 The Services provided under this Agreement may be in support of IPN's license to use other computer software programs, owned or distributed by RN, under a separate software license agreement. The software license agreement shall govern all use by IPN of such programs. Neither this Agreement nor any purchase order or similar ordering document shall include the grant of any license or any other rights for such programs.

     9.2 Any Services acquired from RN shall be bid separately from such program licenses, and IPN may acquire either Services or such program licenses without acquiring the other.

     9.3 For RN products generally and publicly available (including plug-ins), RN agrees to make available and license such products to IPN at then current list prices.

10. WARRANTY. RN represents, warrants and covenants that: (i) any Deliverables, information or materials developed for, or any advice provided to RN, shall not rely or in any way be based upon Confidential Information (as defined in Section 12.1) obtained or derived by RN from sources other than RN unless RN has received specific authorization in writing to use such Confidential Information; (ii) RN will not enter into any contracts or otherwise obligate IPN in any way without IPN's express approval; and (iii) RN will perform the Services consistent with generally accepted industry practices. IPN must report any deficiencies in the Services to RN in writing within [***] of completion of the Services in order to receive warranty remedies. THE WARRANTY HEREIN IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. FOR ANY BREACH OF THE ABOVE WARRANTY, IPN'S EXCLUSIVE REMEDY, AND RN'S ENTIRE LIABILITY, SHALL BE THE RE-PERFORMANCE OF THE SERVICES. IF RN FAILS OR IS UNABLE TO RE-PERFORM THE SERVICES AS WARRANTED, IPN SHALL BE ENTITLED TO RECOVER THE FEES PAID TO RN FOR THE DEFICIENT SERVICES.

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11. RESPONSIBILITY FOR IPN CONTENT AND SITES; INDEMNIFICATION. Except for the Services to be provided by RN hereunder, as between IPN and RN, IPN shall be completely and solely responsible for all matters relating to any content or material ("Content") owned or used by IPN in connection with any equipment provided by RN, and in connection with IPN's Internet web site, intranet, or extranet system (collectively, "Sites"). IPN shall remain solely responsible and liable for the Content and the Sites, and RN assumes no responsibility for editing, reviewing, controlling or any other activities associated with the use or publication of any of the Content, the operation and maintenance of IPN's Sites, and shall have no liability to any third party in connection with such activities, whether or not RN undertakes such responsibilities unless RN acts in a grossly negligent or malicious manner with respect to such responsibilities. Except as set forth in the preceding sentence, IPN hereby agrees to indemnify, hold harmless and defend RN and its employees, contractors and agents from all claims, damages, costs and expenses, including reasonable attorneys' fees and litigation expenses, arising out of or in connection with any Content or the Site. Neither party will be responsible or liable to the other for content broadcast or distributed by IPN through the referral program.

12.  CONFIDENTIALITY

     12.1 CONFIDENTIAL INFORMATION. The Parties acknowledge that, in the course of performing their obligations under this Agreement, a Party (the "Receiving Party") may obtain information relating to the other Party (the "Disclosing Party") and its customers which is of a confidential or proprietary nature ("Confidential Information"). Such Confidential Information includes, but is not limited to, trade secrets, know-how, inventions, techniques, processes, pricing, discounts, schedules, customer lists, contract terms (including the terms of this Agreement), customer leads, financial information, sales plans, marketing plans, and any other information labeled or designated as "Confidential," or information by its nature would reasonably be presumed to be confidential. For purposes of this Agreement, Confidential Information does not include any information that the Receiving Party can prove (a) is in the public domain, (b) was lawfully in the Receiving Party's possession before the Disclosing Party disclosed such information, (c) was received by the Receiving Party from a third party under no duty to maintain the confidentiality of such information, or (d) was independently developed by the Receiving Party.

     12.2 RESTRICTIONS ON DISCLOSURE. The Receiving Party shall at all times, both during and after the term of this Agreement, hold the Confidential Information of the Disclosing Party in the strictest confidence, and shall not disclose such Confidential Information to any third party, except to those of its employees, contractors, and professional advisors (collectively, "Employees") as reasonably necessary to carry out its obligations under this Agreement, provided that prior to any disclosure of a Disclosing Party's Confidential Information to any of its Employees, a Receiving Party shall ensure that such Employee has executed a nondisclosure and proprietary information agreement with restrictions on the use of the Disclosing Party's Confidential Information no less restrictive than those provided herein which relate to the Disclosing Party. Neither the Receiving Party nor any Employee shall use such Confidential Information for any purpose other than as necessary for the performance of its obligations under this Agreement. In addition, the Parties shall not disclose the terms of this Agreement to any third party. Notwithstanding the foregoing, nothing in this Agreement shall be construed to prohibit any disclosure required by a valid court order or subpoena, provided that the Party being required to disclose any Confidential Information gives the Disclosing Party prior written notice of such disclosure and cooperates with the Disclosing Party in any proper action taken by the Disclosing Party to contest or limit the scope of such disclosure. The parties' obligations with respect to Confidential Information shall continue for five (5) years from the date of termination or expiration of this Agreement.

     12.3 REMEDIES FOR DISCLOSURE. The Parties acknowledge and agree that any breach of the confidentiality obligations of this Agreement would cause irreparable harm and, accordingly, that injunctive relief, in addition to any monetary damages or other remedies that may be available in law or in equity, is an appropriate remedy to prevent any threatened or ongoing breach of such obligations.

13. NO ASSIGNMENT. Neither party shall assign, transfer or otherwise dispose of this Agreement or any rights or duties hereunder without the prior written consent of the other provided that the sale of all of the stock or assets of any party or the merger or other transaction resulting in the change in control of such party shall not require the consent of the other party. If such sale, merger or other transaction involves a competitor of the party not being acquired, such party may immediately terminate this Agreement.

14. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. RN'S LIABILITY FOR DAMAGES HEREUNDER SHALL IN NO EVENT EXCEED THE AMOUNT OF FEES PAID BY IPN UNDER THIS AGREEMENT.

15.  INFRINGEMENT INDEMNITY.

     15.1 RN agrees to indemnify, hold harmless, and defend IPN from and against any and all damages, costs, and expenses, including reasonable attorney's fees, incurred in connection with any third party claim that the Software infringes any copyright, patent, trademark, trade secret, or other proprietary right of such third party, provided IPN promptly notifies RN of the claim, RN has sole control over its defense or settlement, and IPN provides reasonable assistance in the defense of same at RN's expense. [***]

     15.2 In the event RN receives information concerning an intellectual property infringement claim relating to the Software that would interfere with IPN's rights hereunder, RN may at its expense, either:
          (i) procure for IPN the right to continue using the alleged infringing Software; or (ii) replace or modify the Software to make it non-infringing, and IPN shall thereupon cease use of the alleged infringing Software. In the event that RN is unable to procure rights for IPN under (i) or (ii) after exercising reasonable commercial efforts to do so, then RN may immediately terminate this Agreement, refund the fee paid by IPN to RN for the infringing Software and IPN shall cease and desist using or distributing the infringing Software. This Section states RN's exclusive liability and IPN's exclusive remedy in the event of infringement.

     15.3 IPN agrees to indemnify, hold harmless, and defend RN from and against any and all damages, costs, and expenses, including reasonable attorney's fees, incurred in connection with any third party claim that the Streaming Media System other than the Software infringes any copyright, patent, trademark, trade secret, or other proprietary right of such third party, provided RN promptly notifies IPN of the claim, IPN has sole control over its defense or settlement, and RN provides reasonable assistance in the defense of same at IPN's expense. [***]

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

16. MISCELLANEOUS. This Agreement and all Attachments attached hereto and incorporated herein constitute the entire agreement between the parties, and supersedes any and all agreements, whether written or oral, and may only be amended or modified by a written instrument signed by both parties. Any controversy, dispute or question arising out of, in connection with or in relation to this Agreement or its interpretation, performance or nonperformance, or any breach thereof, shall be determined by arbitration in the County of King, State of Washington, in accordance with the rules then obtaining of the American Arbitration Association. The arbitrator shall have full discretion to designate which party, if any, is responsible for cost and expenses of such arbitration. The decision of the arbitrator shall be final and binding upon the parties hereto and may be entered as a final decree or judgment in any court of competent jurisdiction. It is expressly agreed that the terms and conditions of this Agreement and any Ordering Document supersede the terms of IPN's purchase order.


REALNETWORKS, INC.

By: /s/ Martin Plaehn
  -------------------------------------
Print Name: Martin Plaehn
           ----------------------------
Title:  SVP Media Systems
      ---------------------------------

Accepted and Agreed to
this 20th day of March, 2000.


INTERPACKET NETWORKS, INC.

By: /s/ Timothy F. Sylvester
  -------------------------------------
Print Name: Timothy F. Sylvester
           ----------------------------
Title:  EVP, Business and Legal Affairs
      ---------------------------------

                                  ATTACHMENT A

                                                                       [GRAPHIC]

--------------------------------------------------------------------------------

ATTACHMENT A
STATEMENT OF WORK FOR
REALNETWORKS PROFESSIONAL SERVICES

PREPARED FOR INTERPACKET
BY REALNETWORKS PROFESSIONAL SERVICES
MARCH 20, 2000





     This document contains proprietary information belonging to RealNetworks, Inc. No use or disclosure of the information contained herein is permitted without the prior written consent of RealNetworks, Inc.

                           (C)2000 RealNetworks, Inc.
                              All rights reserved.

 RealAudio and RealVideo are registered trademarks of RealNetworks, Inc.
              in the United States of America and other countries.

            Basic Server, Basic Server Plus, Real Broadcast Network,
           RBN, RealDeveloper, RealProducer, RealMedia, RealNetworks,
        RealPix, RealPlayer, RealPlayer Plus, RealPublisher, RealServer,
         RealSystem, RealText, the RealBubble and the RealNetworks Media
  Type logotypes are trademarks or registered trademarks of RealNetworks, Inc.
              in the United States of America and other countries.

       RealFlash is a trademark of Macromedia, Inc. and RealNetworks, Inc.
              in the United States of America and other countries.

     Macromedia, the Macromedia logo, and Flash are registered trademarks of Macromedia, Inc. in the United States of America and other countries.

     All other trade names, trademarks or registered trademarks are trade names, trademarks or registered trademarks of their respective companies.

                     The computer file for this document is
                             InterPacket SOW v3.doc


[GRAPHIC]
2601 Elliott Avenue
Suite 1000
Seattle, Washington 98121
Phone: (206) 674.2700
Fax: (206) 674.2699
WWW.REAL.COM

1.   BACKGROUND

RealNetworks Professional Services (RNps) shall provide to InterPacket the Deliverables described herein for use by Interpacket in an advanced RealSystem G2 broadcast network to deliver high quality streaming media services to users via InterPacket's satellite distribution network ("Streaming Media System"). The InterPacket streaming media system will include the following capabilities [***]

2.   PROJECT SCHEDULE

2.1. PROJECT SCHEDULE

The project is to be accomplished with four (4) critical phases:

  -------------- ------------------------------------------------------------ --------------------------------------------
      PHASE                        DELIVERABLE DESCRIPTION                          SCHEDULE (ESTIMATED COMPLETION)
  -------------- ------------------------------------------------------------ --------------------------------------------
                 InterPacket Steaming Media System Requirements
  Phase 1        Specifications                                                   [***]
  -------------- ------------------------------------------------------------ --------------------------------------------
  Phase 2        [***]                                                            [***]
  -------------- ------------------------------------------------------------ --------------------------------------------
  Phase 3        [***]                                                            [***]
  -------------- ------------------------------------------------------------ --------------------------------------------
  Phase 4        [***]                                                            [***]
  -------------- ------------------------------------------------------------ --------------------------------------------

3.   STATEMENT OF WORK

An overview of the tasks and functions (statement of work) to be performed by RealNetworks Professional Services is presented in this section. Upon acceptance of this statement of work, RNps will begin the software component development process. Highlights of the major project activities are as follows:

SYSTEM REQUIREMENTS SPECIFICATION

     - Creation of System Requirements Specification ("SRS") from which all Software Design Documents ("SDD") are written

SOFTWARE DESIGN DOCUMENT

     - Creation of internal development document from which all code is written

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SOFTWARE DEVELOPMENT

     -    [***]

QA/TEST

     -    [***]

DOCUMENTATION

     -    Prepare installation and administration documentation

DEPLOYMENT

     - Perform on-site installation and deployment services on a representative portion of the InterPacket network

     - Perform on-site QA tests of the component releases according to the QA test plan in the InterPacket environment

     - Assist in the software/hardware integration with InterPacket hardware and network systems

     -    Report any bugs found to RNps development and QA teams for resolution

     - Perform knowledge transfer and custom training to InterPacket representatives

All software component development efforts will be performed at the Real Networks development facilities in Seattle, Washington, except as may be required by the terms of this SOW.

3.1. SYSTEM REQUIREMENTS SPECIFICATION (PHASE 1)

RealNetworks Professional Services and IPN will jointly complete the System Requirements Specification during this phase of the project. The design effort will require substantial interaction and information exchange between InterPacket and RNps technical representatives. The tasks will include on-site and off-site services to perform the analysis, research, design, documentation, and reviews for delivery of the SRS.

DELIVERABLES

The deliverable for this phase of the project will be the InterPacket System Requirements Specification which shall be reasonably acceptable to IPN.

CUSTOMER RESPONSIBILITIES

InterPacket will be responsible for the following items in support of the design and specification phase of the project: [***]

- InterPacket will provide access to personnel and appropriate representatives for meetings, telephone conferences and related communications necessary to complete the design and analysis tasks required for this phase of the project.

ACCEPTANCE CRITERIA

RealNetworks Professional Services will conduct a review meeting with InterPacket representatives where the final System Requirements Specifications will be presented and delivered. The design phase of the project will be considered complete upon delivery of the final SRS document which document shall be reasonably acceptable to IPN and consistent with the terms of this SOW. [***]

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3.2. [***] -


3.3. [***] .

3.4. [***]

3.5. [***]

4.   COSTS AND SCHEDULE

The cost for the project includes a fixed fee price for the services to accomplish the stated scope of work outlined in this proposal. Costs do not include travel and travel related expenses necessary for the project.

[***]

4.1. PAYMENT SCHEDULE

[***]

4.2. CUSTOM UPGRADE AND SUPPORT

Custom support services for the Software shall be as specified in Exhibit 1 to this Statement of Work and shall be provided through Real Networks Professional Services. Custom upgrade services include Software revisions to maintain support for compatibility with revisions in the standard RealNetworks products (RealServer, RealPlayer, RealProxy, RealProducer).

[***]

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT B

                          ADDITIONAL SOFTWARE LICENSES

InterPacket may acquire licenses for additional copies of the Software for the license fees payable to RN as specified below:

[***]

This pricing is for bulk unit purchases of Software licenses. Each order for additional licenses shall be counted separately and may not be accrued with previous orders.

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT C

                     REAL BROADCAST NETWORK REFERRAL PROGRAM

1.1  REFERRAL PROGRAM

InterPacket and Real Broadcast Network ("RBN") will agree to the referral program detailed below.

2    INTERPACKET'S RESPONSIBILITIES

a)   [***]

     HTTP://WWW.REALNETWORKS.COM/RBN

b) InterPacket and RBN will provide a single point of contact for referral activities as set forth in this Agreement.

3    RBN'S RESPONSIBILITIES

     [***]


3.1  INTERCONNECTION AND CONTENT DISTRIBUTION

     [***]

3.2  Pricing

     [***]

---------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                       EXHIBIT 1 TO THE STATEMENT OF WORK

                      CUSTOM SOFTWARE UPGRADES AND SUPPORT
                              TERMS AND CONDITIONS

This Exhibit to the Consulting Services Agreement (the "Agreement") sets forth the support obligations of RN and related obligations of IPN (the "Customer").

1.   DEFINITIONS.

     1.1 In addition to the capitalized terms defined elsewhere in this Addendum, the following terms used herein shall have the meanings ascribed to them below:

          (a) "Error" shall mean any instance in which the Software does not materially conform to the Documentation and any condition (i) that precludes one or more functions of the Software from being performed due to suspected or actual Errors in the Software; or (ii) in which the Customer's technical support personnel need reasonable assistance or information regarding the Software; provided, however, that an Error shall not include any material nonconformance that is due to hardware, software, or other equipment not referred to in the Documentation as being compatible with the Software.

          (b) "First Level Support" shall consist of accepting and handling end user calls and troubleshooting to the point of verifying that there is an Error and that the Error, if any, is in the Software.

          (c) "Second Level Support" shall consist of telephone and remote diagnostic support to the Customer Contact (not directly to end users or other third parties) with regard to the operation and utilization of the Software and maintenance modifications, error corrections or bug fixes necessary to bring the Software into conformance with the Documentation therefor.

          (d) "Customer Contact" shall mean an individual designated in writing by the Customer who is authorized to contact the Support Center. Customer may substitute the Customer Contacts at any time upon written notice thereof to RN.

          (e) "Support Center" shall mean the RN facility or facilities from which support obligations are to be provided hereunder. As of the Effective Date, RealNetwork's Support Center is located at 2601 Elliott Avenue, Suite 1000, Seattle, Washington 98121.

          (f)  "Workaround" shall mean: (i) a modification to the Software;
     (ii) an alteration to the configuration of the end user's computer or software; or (iii) a change in the way the end user accomplishes a task using the Software; any of which may be of a temporary nature, to help avoid the Error.

          (g) "Upgrade" shall mean the modification to the Software to support updated versions of Gold releases of RealSystem G2 products (e.g., RealProducer, RealServer, RealPlayer).

     1.2 All other capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.   CUSTOMER OBLIGATIONS

     2.1 The Customer shall be responsible for providing First Level Support for the Software. RN shall not be required to have direct contact with the Customer's distributors or end users with regard to Technical Support.

     2.2 The Customer shall ascertain the nature of each reported Error, and the circumstances under which such Error occurs. The Customer shall use reasonable commercial efforts to provide RN with information, traces, server access or documentation sufficient for RN to duplicate the Error. Upon RN's duplication of such Error, the parties shall mutually determine in good faith the reasonable classification of such Error.

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     2.3  The Customer shall designate a reasonable number of the Customer
Contacts, not to exceed three (3) individuals at any given time, for communication with RN's representatives at the Support Center and shall make reasonable efforts to minimize redundancy in support requests. All the Customer support requests must be made through a Customer Contact. Each Customer Contact shall have adequate technical expertise, training and experience to fulfill his or her responsibilities. The Customer shall immediately provide RN with the name, title and 24-hour contact information for each Customer Contact.

     2.4 The Customer agrees that when requesting support services, it shall follow the following procedures: (i) the Customer shall first contact the Support Center through standard support channels. (ii) If the Customer does not receive a response from the Support Center within the requisite time frame set forth in Section 3.3 below, it shall escalate issue to appropriate RN management level. Specific contact information will be provided to the Customer once Custom Software Support Services are initiated.

3.   RN SUPPORT OBLIGATIONS.

     3.1 Support Center personnel shall be available for telephone contact Monday through Friday, 8:00 AM to 5:00 PM Pacific Time, at the Support Center, exclusive of RN's local holidays. RN shall also provide the Customer with a means of reporting Errors to RN by electronic mail, voice mail, or telephonic recording capability. Specific contact information will be provided to the Customer once Custom Software Support Services are initiated.

     3.2 RN will provide Support Services for a one (1) year period. The cost for Support Services will be invoiced at the beginning of the Support Services period.

     3.3 RN shall provide Second Level Support to the Customer in connection with the Software as follows: (i) assist the Customer Contacts in determining the cause of Errors encountered by the Customer or end users in the use of Software; and (ii) make commercially reasonable efforts to classify and correct all Errors that a Customer Contact identifies, classifies and reports to RN and that RN can substantiate. RN shall not be required to correct any Error caused by any failure to implement any Upgrades to the Software that are provided by RN to the Customer. RN will provide reasonable response times from having been alerted of the Error (within two business days) and implement a patch, Workaround or temporary fix as soon as a reasonable solution is available.

     3.4 If the Customer desires to receive on-site technical support at any of its locations, it shall pay RN based on RN's quoted prices for such support or consulting services, and shall pay all direct RN expenses associated therewith, including transportation, accommodations and meals.

     3.5 For the avoidance of doubt, RN shall not have any support obligations with respect to beta versions of Software.

     3.6 RN shall deliver an upgrade release of the Software on an as needed basis and upon completion of RN development of the upgrade release of the Software to operate with the Gold release of the RealSystem G2 software in use by the Customer.


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